                                                                   Exhibit 10.16
                                                                   -------------


                               IRREVOCABLE PROXY

                                      AND

                                VOTING AGREEMENT

     This IRREVOCABLE PROXY AND VOTING AGREEMENT (this "Agreement") is made as of July __, 1996, by and among Hologic, Inc., a Delaware corporation ("Hologic"), and the undersigned stockholder (the "Undersigned") of FluoroScan Imaging Systems, Inc., a Delaware corporation (the "Company"). Reference is made to that certain Agreement and Plan of Merger, dated the date hereof (the "Merger Agreement"), by and among Hologic, Fenway Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Hologic ("Fenway Acquisition"), and the Company.


                                    RECITALS

     WHEREAS, Hologic, Fenway Acquisition and the Company are contemplating a merger of Fenway Acquisition with and into the Company (the "Merger") pursuant to which the Company will become a wholly owned subsidiary of Hologic.

     WHEREAS, the Merger is contingent upon the approval of the Merger and the Merger Agreement by the Company's stockholders, and the Undersigned desires to facilitate the Merger by agreeing to vote the Undersigned's shares of the Company's capital stock and any capital stock of the Company over which the Undersigned has voting control, including without limitation capital stock held in the name of John Tauber and Kevin Hughes, in favor of the Merger and the Merger Agreement.

     WHEREAS, the Undersigned desires to irrevocably appoint Hologic or any designee of Hologic as the Undersigned's lawful agent, attorney and proxy to vote in favor of the Merger and the Merger Agreement.

                                   AGREEMENT

     NOW THEREFORE, the parties hereto agree as follows:

     1.  Voting Agreement.

     At a special meeting of the stockholders of the Company called for the purpose of considering the approval of the Merger and the Merger Agreement, the Undersigned agrees to vote all of the capital stock of the Company held by the Undersigned and any capital stock of the Company over which the Undersigned has voting control, including without limitation capital stock held in the name of John Tauber and Kevin Hughes, in favor of the Merger and the Merger Agreement.

     2.  Irrevocable Proxy.

     The Undersigned hereby irrevocably appoints Hologic or any designee of Hologic as the Undersigned's lawful agent, attorney and proxy to vote or give consents with respect to the shares of capital stock held by the Undersigned and any capital stock of the Company over which the Undersigned has voting control, including without limitation capital stock held in the name of John Tauber and Kevin Hughes, in favor of the approval of the Merger and the Merger Agreement. The Undersigned intends this proxy to be irrevocable and coupled with an interest. Hologic agrees that it or its designee shall vote the shares of capital stock of the Company held by the Undersigned and any capital stock of the Company over which the Undersigned has voting control, including without limitation capital stock held in the name of John Tauber and Kevin Hughes, in favor of the approval of the Merger and the Merger Agreement.

     3.  No Shopping.

     The Undersigned shall not directly or indirectly (i) solicit, initiate or encourage (or authorize any person to solicit, initiate or encourage) any inquiry, proposal or offer from any person to acquire the business, property or capital stock of the Company or any direct or indirect subsidiary thereof, or any acquisition of a substantial equity interest in, or a substantial amount of the assets of, the Company or any direct or indirect subsidiary thereof, whether by merger, purchase of assets, tender offer or other transaction or (ii) subject to the fiduciary duty of such Stockholder as a director of the Company under applicable law, participate in any discussion or negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with, or participate in, facilitate or encourage any effort or attempt by any other person to do or seek any of the foregoing.

     4.  Due Authorization.

     By signing below, the Undersigned represents and warrants that the Undersigned has all necessary power and authority to execute this Agreement and to cause the Undersigned's capital stock of the Company and any capital stock of the Company over which the Undersigned has voting control, including without limitation capital stock held in the name of John Tauber and Kevin Hughes, to be voted as provided herein, and the Undersigned has duly authorized, executed and delivered this Agreement.

     5.  Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

     This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any and all of the parties hereto may execute this Agreement by signing any such counterpart.

     6.  Termination.

     This Agreement shall terminate upon the termination of the Merger Agreement in accordance with the terms of the Merger Agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                         HOLOGIC, INC.


                         By
                           -----------------------------
                           S. David Ellenbogen
                           Chairman of the Board and
                           Chief Executive Officer



                         ------------------------------------